MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited in thousands, except per share amounts)

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016		Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017
GAAP net income attributable to Masimo Corporation stockholders	$ 27,577	$ 30,023	$ 27,773	$ 215,293	$ 300,666		$ 45,334	$ 46,680	$ 39,235	$ 367	$ 131,616
Non-GAAP adjustments:											
Acquisition-related depreciation and amortization:											
Cost of goods sold	159	159	159	159	636	639	152	116	116	116	500
Operating expenses	274	274	274	275	1,097	1096	274	274	274	274	1,097
Subtotal - Acquisition-related depreciation and amortization	433	433	433	434	1,733		426	390	390	390	1,597
Litigation awards and damages:											
Operating expenses	-	-	-	(270,000)	(270,000)		-	-	-	-	-
Tax Impact of Non-GAAP adjustments	(104)	(104)	(104)	84,096	83,784		(102)	(88)	(88)	(88)	(366)
Other Tax impacts:											
Excess tax benefits from stock-based compensation	(1,010)	(4,091)	(2,638)	(5,263)	(13,002)		(15,147)	(15,079)	(4,867)	(4,149)	(39,242)
2017 U.S. Tax Reform	-	-	-	-	-		-	-	-	43,483	43,483
Subtotal - Other Tax impacts	(1,010)	(4,091)	(2,638)	(5,263)	(13,002)		(15,147)	(15,079)	(4,867)	39,334	4,242
Total Tax Impact	(1,114)	(4,195)	(2,742)	78,833	70,782		(15,249)	(15,167)	(4,955)	39,246	3,875
Total Non-GAAP Net Income adjustments	(681)	(3,762)	(2,309)	(190,733)	(197,485)		(14,822)	(14,777)	(4,565)	39,636	5,472
Non-GAAP net income attributable to Masimo Corporation stockholders	$ 26,896	$ 26,261	$ 25,464	$ 24,560	$ 103,181		$ 30,512	$ 31,903	$ 34,670	$ 40,003	$ 137,088
Net income per diluted share attributable to Masimo Corporation stockholders:											
GAAP net income per diluted share	$ 0.53	$ 0.57	$ 0.52	$ 3.97	$ 5.65		$ 0.82	$ 0.83	$ 0.70	$ 0.01	$ 2.36
Non-GAAP net income per diluted share	$ 0.52	$ 0.50	$ 0.48	$ 0.45	$ 1.94		$ 0.55	$ 0.57	$ 0.62	$ 0.72	$ 2.45

RECONCILIATION OF GAAP NET INCOME PER DILUTED SHARE TO NON-GAAP NET INCOME PER DILUTED SHARE:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016 (1), (2)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017 (2)
GAAP net income per diluted share	$ 0.53	$ 0.57	$ 0.52	$ 3.97	$ 5.65	$ 0.82	$ 0.83	$ 0.70	$ 0.01	$ 2.36
Non-GAAP adjustments:										
Acquisition-related depreciation and amortization	0.01	0.01	0.01	0.01	0.03	0.01	0.01	0.01	0.00	0.03
Litigation awards and damages	-	-	-	(4.98)	(5.08)	-	-	-	-	-
Tax Impact of Pre-Tax Non-GAAP Adjustment	(0.00)	(0.00)	(0.00)	1.55	1.57	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)
Tax impact of other adjustments										
Excess tax benefits from stock-based compensation	(0.02)	(0.08)	(0.05)	(0.10)	(0.24)	(0.27)	(0.27)	(0.09)	(0.07)	(0.70)
2017 U.S. Tax Reform	-	-	-	-	-	-	-	-	0.78	0.78
Subtotal - Tax impact of other adjustments	(0.02)	(0.08)	(0.05)	(0.10)	(0.24)	(0.27)	(0.27)	(0.09)	0.71	0.08
Total non-GAAP net income per diluted share adjustments	(0.01)	(0.07)	(0.04)	(3.52)	(3.71)	(0.27)	(0.26)	(0.08)	0.71	0.10
Non-GAAP net income per diluted share	$ 0.52	$ 0.50	$ 0.48	$ 0.45	$ 1.94	$ 0.55	$ 0.57	$ 0.62	$ 0.72	$ 2.45

(1) Due to the significant impact of the Philips Settlement Agreement on the fourth quarter results, the sum of the diluted earnings per share numbers for each quarter will not equal the diluted earnings per share number for the entire year.
(2) The sum of each quarter may not equal the entire year due to rounding.

RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017
GAAP Gross Profit										
Product	$ 106,336	$ 107,106	$ 102,787	$ 116,791	$ 433,020	$ 115,929	$ 118,372	$ 116,890	$ 130,006	$ 481,197
Royalty and other income	7,877	8,029	7,335	7,538	30,779	8,205	10,065	11,775	23,858	53,903
Total GAAP Gross Profit	$ 114,213	$ 115,135	$ 110,122	$ 124,329	$ 463,799	$ 124,134	$ 128,437	$ 128,665	$ 153,864	$ 535,100
GAAP product gross profit %	65.1%	65.1%	64.1%	66.5%	65.2%	65.1%	64.8%	64.5%	65.3%	64.9%
GAAP total gross profit %	66.7%	66.7%	65.7%	67.9%	66.8%	66.6%	66.6%	66.4%	68.3%	67.0%
Non-GAAP Product Gross Profit adjustments:										
Acquisition-related depreciation and amortization	160	160	160	160	638	152	116	116	116	500
Non-GAAP Gross Profit										
Product	$ 106,496	$ 107,266	$ 102,946	$ 116,950	$ 433,658	$ 116,081	$ 118,488	$ 117,006	$ 130,122	$ 481,697
Royalty and other income	7,877	8,029	7,335	7,538	30,779	8,205	10,065	11,775	23,858	53,903
Total Non-GAAP Gross Profit	$ 114,373	$ 115,294	$ 110,281	$ 124,488	$ 464,437	$ 124,286	$ 128,553	$ 128,781	$ 153,980	$ 535,600
Non-GAAP product gross profit %	65.2%	65.2%	64.2%	66.6%	65.3%	65.2%	64.8%	64.5%	65.3%	65.0%
Non-GAAP total gross profit %	66.8%	66.8%	65.8%	68.0%	66.9%	66.7%	66.6%	66.5%	68.4%	67.1%

RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017
GAAP operating income	$ 37,337	$ 36,429	$ 36,604	$ 310,400	$ 420,770	$ 43,195	$ 46,868	$ 47,975	$ 59,323	$ 197,360
Non-GAAP adjustments:										
Acquisition-related depreciation and amortization	434	434	434	434	1,735	426	390	390	390	1,597
Litigation awards and damages	-	-	-	(270,000)	(270,000)	-	-	-	-	-
Total non-GAAP Operating Income adjustments	434	434	434	(269,566)	(268,265)	426	390	390	390	1,597
Non-GAAP operating income	$ 37,771	$ 36,863	$ 37,038	$ 40,834	$ 152,505	$ 43,621	$ 47,258	$ 48,365	$ 59,713	$ 198,957

RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017
GAAP operating expenses	$ 76,876	$ 78,706	$ 73,518	$ (186,071)	$ 43,029	$ 80,939	$ 81,569	$ 80,690	$ 94,541	$ 337,739
Non-GAAP adjustments:										
Acquisition-related depreciation and amortization	(274)	(274)	(274)	(274)	(1,097)	(274)	(274)	(274)	(274)	(1,097)
Litigation awards and damages	-	-	-	270,000	270,000	-	-	-	-	-
Total non-GAAP Operating Expenses adjustments	(274)	(274)	(274)	269,726	268,903	(274)	(274)	(274)	(274)	(1,097)
Non-GAAP operating expenses	$ 76,602	$ 78,432	$ 73,244	$ 83,655	$ 311,932	$ 80,665	$ 81,295	$ 80,416	$ 94,267	$ 336,642

RECONCILIATION OF GAAP PROVISION FOR INCOME TAXES TO NON-GAAP PROVISION FOR INCOME TAXES:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017
GAAP Provision for Income Taxes	$ 10,258	$ 6,877	$ 8,285	$ 92,255	$ 117,675	$ (1,265)	$ 346	$ 9,027	$ 59,650	$ 67,758
Non-GAAP adjustments:										
Tax Impact of Pre-Tax Non-GAAP Adjustment	104	104	104	(84,096)	(83,782)	102	88	88	88	366
Excess tax benefits from stock-based compensation	1,010	4,091	2,638	5,263	13,001	15,147	15,079	4,867	4,149	39,242
2017 U.S. Tax Reform	-	-	-	-	-	-	-	-	(43,483)	(43,483)
Total non-GAAP Provision for Income Tax adjustments	1,114	4,195	2,742	(78,833)	(70,781)	15,249	15,167	4,955	(39,246)	(3,875)
Non-GAAP Provision for Income Taxes	$ 11,372	$ 11,072	$ 11,027	$ 13,422	$ 46,894	$ 13,984	$ 15,513	$ 13,982	$ 20,404	$ 63,883

NON-GAAP EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017
GAAP net income	$ 27,577	$ 30,023	$ 27,773	$ 215,293	$ 300,666	$ 45,334	$ 46,680	$ 39,235	$ 367	$ 131,616
Adjustments:										
Other (Income) Expense	(498)	(471)	546	2,852	$ 2,429	(874)	(158)	(287)	(694)	$ (2,013)
Provision for Income Taxes	10,258	6,877	8,285	92,255	117,675	(1,265)	346	9,027	59,650	67,758
Depreciation and amortization	4,051	4,081	4,223	4,462	16,817	4,736	4,726	4,922	5,677	20,061
Subtotal	$ 41,388	$ 40,510	$ 40,827	$ 314,862	$ 437,587	$ 47,931	$ 51,594	$ 52,897	$ 65,000	$ 217,422
Non-cash stock based compensation	3,026	3,178	3,489	2,810	12,503	2,889	3,253	5,052	5,993	17,187
Litigation awards and damages	-	-	-	(270,000)	(270,000)	-	-	-	-	-
Non-GAAP Earnings before Interest, Tax, Depreciation and Amortization	$ 44,414	$ 43,688	$ 44,316	$ 47,672	$ 180,090	$ 50,820	$ 54,847	$ 57,949	$ 70,993	$ 234,609
Non-GAAP Earnings before Interest, Tax, Depreciation and Amortization %	25.9%	25.3%	26.4%	26.0%	25.9%	27.3%	28.4%	29.9%	31.5%	29.4%

NON-GAAP EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION:

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017
GAAP net income %	16.1%	17.4%	16.6%	117.5%	43.3%	24.3%	24.2%	20.3%	0.2%	16.5%
Non-GAAP adjustments:										
Other (Income) Expense	-0.3%	-0.3%	0.3%	1.6%	0.3%	-0.5%	-0.1%	-0.1%	-0.3%	-0.3%
Provision for Income Taxes	6.0%	4.0%	4.9%	50.4%	16.9%	-0.7%	0.2%	4.7%	26.5%	8.5%
Depreciation and amortization	2.4%	2.4%	2.5%	2.4%	2.4%	2.5%	2.4%	2.5%	2.6%	2.5%
Subtotal	24.2%	23.5%	24.4%	171.9%	63.0%	25.7%	26.7%	27.3%	28.9%	27.3%
Non-cash stock based compensation	1.8%	1.8%	2.1%	1.5%	1.8%	1.6%	1.7%	2.6%	2.7%	2.2%
Litigation awards and damages	0.0%	0.0%	0.0%	-147.4%	-38.9%	0.0%	0.0%	0.0%	0.0%	0.0%
Non-GAAP Earnings before Interest, Tax, Depreciation and Amortization	25.9%	25.3%	26.4%	26.0%	25.9%	27.3%	28.4%	29.9%	31.6%	29.4%